Exhibit 10.26

September 16, 2010

Google Inc.
Attn:  Lease Administration
1600 Amphitheater Parkway
Mountain View, CA  94043

Re:           Lease Agreement dated as of February 1, 2007, by and between Google, Inc.
successor in interest to DoubleClick, Inc. and Epsilon Data Management, LLC (“Lease”)

Dear Sir/Madam:

Pursuant to Article 29 of the Lease, Tenant hereby requests an extension of the Lease.  Article 29 suggests that the extension shall be for thirty (30) months; however, Tenant understands that Landlord wants the Tenant to move out of the Premises.  As a compromise, Tenant only seeks an extension for eighteen (18) months.  Such time will enable Tenant to prepare a suitable replacement site and execute a move out of the Thornton facility.

Please confirm your agreement to this extension below.

Sincerely,
Epsilon Data Management, LLC

/s/ Jeanette Fitzgerald
Jeanette Fitzgerald
Vice President and Assistant General Counsel

ACCEPTANCE:

Google, Inc. agrees to extend the Lease for eighteen (18) additional months until July 31, 2013.

GOOGLE, INC.

/s/ James Braun

cc:           James Braun
12396 Grant Street
Thornton, CO  80241